UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2021

Ouster, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39463	86-2528989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Treat Avenue San Francisco, California		94110
(Address of principal executive offices)		(Zip Code)

(415) 949-0108

(Registrant’s telephone number, including area code)

Colonnade Acquisition Corp.

1400 Centrepark Blvd, Ste. 810

West Palm Beach, FL 33401

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	OUST	New York Stock Exchange
Warrants to purchase common stock	OUST WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

Domestication and Merger Transaction

As previously announced, Colonnade Acquisition Corp. (“CLA” and, after the Domestication as described below, “Ouster”), a Cayman Islands exempted company, previously entered into an Agreement and Plan of Merger, dated as of December 21, 2020 (the “Merger Agreement”), by and among CLA, Beam Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of CLA (“Merger Sub”), and Ouster, Inc., a Delaware corporation (“Old Ouster”).

On March 10, 2021, as contemplated by the Merger Agreement and described in the section titled “Domestication Proposal” beginning on page 139 of the final prospectus and definitive proxy statement, dated February 12, 2021 (the “Proxy Statement/Prospectus”) and filed with the Securities and Exchange Commission (the “SEC”), CLA filed a notice of deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and filed a certificate of incorporation and a certificate of corporate domestication with the Secretary of State of the State of Delaware, under which CLA was domesticated and continues as a Delaware corporation, changing its name to “Ouster, Inc.” (the “Domestication”).

As a result of and upon the effective time of the Domestication, among other things, (1) each of the then issued and outstanding 5,000,000 CLA Class B ordinary shares, par value $0.0001 per share, of CLA (the “CLA Class B ordinary shares”) converted automatically, on a one-for-one basis, into a CLA Class A ordinary share (as defined below), (2) immediately following the conversion described in clause (1), each of the then issued and outstanding 25,000,000 Class A ordinary shares, par value $0.0001 per share, of CLA (the “CLA Class A ordinary shares”), converted automatically, on a one-for-one basis, into a share of common stock, par value $0.0001 per share, of Ouster (the “Ouster common stock”), (3) each of the then issued and outstanding 10,000,000 redeemable warrants of CLA (the “CLA warrants”) converted automatically into a redeemable warrant to purchase one share of Ouster common stock (the “Ouster warrants”) pursuant to the Warrant Agreement, dated August 20, 2020 (the “Warrant Agreement”), between CLA and Continental Stock Transfer & Trust Company (“Continental”), as warrant agent, and (4) each of the then issued and outstanding units of CLA that had not been previously separated into the underlying CLA Class A ordinary shares and underlying CLA warrants upon the request of the holder thereof (the “CLA units”), were cancelled and entitled the holder thereof to one share of Ouster common stock and one-half of one Ouster warrant, and (5) each of the then issued and outstanding 6,000,000 private placement warrants of CLA converted automatically into an Ouster warrant pursuant to the Warrant Agreement. No fractional Ouster warrants will be issued upon separation of the CLA units.

As previously reported on the Current Report on Form 8-K filed with the SEC on March 9, 2021, CLA held an extraordinary general meeting, at which CLA’s shareholders voted to approve the proposals outlined in the Proxy Statement/Prospectus, including, among other things, the adoption of the Merger Agreement and the Domestication. On March 11, 2021, as contemplated by the Merger Agreement and described in the section titled “BCA Proposal”

beginning on page 108 of the Proxy Statement/Prospectus, Ouster consummated the merger transaction contemplated by the Merger Agreement, whereby Merger Sub merged with and into Old Ouster, the separate corporate existence of Merger Sub ceasing and Old Ouster being the surviving corporation and a wholly owned subsidiary of Ouster (the “Merger” and, together with the Domestication, the “Business Combination”).

Immediately prior to the effective time of the Merger, (1) each share of Old Ouster’s Series B Preferred Stock, par value $0.00001 per share (the “Company Preferred Stock”), converted into one share of common stock, par value $0.00001 per share, of Old Ouster (the “Old Ouster common stock” and, together with Old Ouster Preferred Stock, the “Old Ouster Capital Stock”) (such conversion, the “Old Ouster Preferred Conversion”) and (2) all of the outstanding warrants to purchase shares of Old Ouster Capital Stock were exercised in full or terminated in accordance with their respective terms (the “Old Ouster Warrant Settlement”).

As a result of and upon the Closing, among other things, all outstanding shares of Old Ouster Capital Stock (after giving effect to the Old Ouster Warrant Settlement) as of immediately prior to the effective time of the Merger, and, together with shares of Old Ouster common stock reserved in respect of options to purchase shares of Old Ouster common stock and restricted shares of Old Ouster common stock (together, the “Old Ouster Awards”) outstanding as of immediately prior to the Closing that were converted into awards based on Ouster common stock, were cancelled in exchange for the right to receive, or the reservation of, an aggregate of 150,000,000 shares of Ouster common stock (at a deemed value of $10.00 per share), which, in the case of Old Ouster Awards, were shares underlying awards based on Ouster common stock, representing a fully-diluted pre-transaction equity value of Old Ouster of $1.5 billion.

The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

PIPE Investment

As previously announced, on December 21, 2020, concurrently with the execution of the Merger Agreement, CLA entered into subscription agreements (the “Subscription Agreements”) with certain institutional and accredited investors (collectively, the “PIPE Investors”), pursuant to which the PIPE Investors agreed to purchase, in the aggregate, 10,000,000 shares of Ouster common stock at $10.00 per share for an aggregate commitment amount of $100,000,000 (the “PIPE Investment”), a portion of which was funded by certain affiliates of Colonnade Sponsor LLC, CLA’s sponsor (the “Sponsor”). The PIPE Investment was consummated substantially concurrently with the Closing.

Immediately after giving effect to the redemption of 52,343 Class A ordinary shares of CLA in connection with the Business Combination, the Business Combination and the PIPE Investment, there were 161,449,205 shares of Ouster common stock and 21,891,093 Ouster warrants outstanding. Upon the consummation of the Business Combination, CLA’s ordinary shares, warrants and units ceased trading on the New York Stock Exchange (the “NYSE”), and Ouster’s common stock and warrants began trading on March 12, 2021 on the NYSE under the symbols

“OUST” and “OUST WS,” respectively. Immediately after giving effect to the Business Combination and the PIPE Investment, (1) CLA’s public shareholders owned approximately 12.4% of the outstanding Ouster common stock, (2) Old Ouster stockholders (without taking into account any public shares held by Old Ouster stockholders prior to the consummation of the Business Combination) owned approximately 78.3% of the outstanding Ouster common stock, (3) the Sponsor and related parties (including the Sponsor Related PIPE Investors) collectively owned approximately 3.8% of the outstanding Ouster common stock and (4) the third party PIPE investors owned approximately 5.5% of the outstanding Ouster common stock.

Terms used but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus and such definitions are incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Registration Rights Agreement

On March 11, 2021, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, Ouster, the Sponsor, Colonnade WPB LLC (the “Sponsor PIPE Purchaser”), certain members of the Sponsor and the Sponsor PIPE Purchaser and certain former stockholders of Old Ouster entered into the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 124 titled “BCA Proposal—Related Agreements—Registration Rights Agreement.” Such description is qualified in its entirety by the text of the Registration Rights Agreement, which is included as Exhibit 10.2 to this Report and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note—Domestication and Merger Transaction” above is incorporated into this Item 2.01 by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as CLA was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Current Report on Form 8-K, Ouster has ceased to be a shell company. Accordingly, Ouster is providing the information below that would be included in a Form 10 if Ouster were to file a Form 10. Please note that the information provided below relates to Ouster as the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Report, or some of the information incorporated herein by reference, contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When Ouster discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, Ouster’s management.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Ouster’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. These risks and uncertainties include, but are not limited to:

•	the impact of the COVID-19 pandemic;

•	adoption of lidar technology generally and of Ouster’s digital lidar technology, in particular;

•	Ouster’s future capital needs following the Business Combination;

•	Ouster’s ability to develop additional products and product offerings;

•	the ability of Ouster to maintain an effective system of internal control over financial reporting;

•	the ability of Ouster to maintain and protect its intellectual property;

•	the ability of Ouster to grow market share in its existing markets or any new markets it may enter;

•	Ouster’s reliance on single-source suppliers and a third-party manufacturer;

•	Ouster’s ability to recruit and retain qualified personnel;

•	the ability of Ouster to respond to general economic conditions;

•	the ability of Ouster to manage its growth effectively;

•	the ability of Ouster to achieve and maintain profitability in the future;

•	the success of strategic relationships with third parties; and

•	other factors detailed under the section titled “Risk Factors” beginning on page 55 of the Proxy Statement/Prospectus and incorporated herein by reference.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the other documents filed by Ouster from time to time with the SEC. The forward-looking statements contained in this Report and in any document incorporated by reference are based on current expectations and beliefs concerning future developments and their potential effects on Ouster. There can be no assurance that future developments affecting Ouster will be those that Ouster has anticipated. Ouster undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

Ouster’s business is described in the Proxy Statement/Prospectus in the section titled “Information About Ouster” beginning on page 201, which is incorporated herein by reference.

Risk Factors

The risks associated with Ouster’s business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 55 and are incorporated herein by reference.

The following risk factors are provided to update the risk factors previously disclosed in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 55.

We have incurred significant losses to date and may never achieve or sustain profitability.

We have experienced net losses in each year since our inception. In the years ended December 31, 2020 and 2019, we incurred net losses of $106.8 million and $51.7 million, respectively. We expect these losses to continue for at least the next several years as we expand our product offering and continue to scale our commercial operations and research and development program. As of December 31, 2020, we had an accumulated deficit of $209.4 million. Even if we are able to increase sales of our products, there can be no assurance that we will be commercially successful.

We expect we will continue to incur significant losses for the foreseeable future as we:

•	continue to hire additional personnel and make investments in research and development (“R&D”) in order to develop technology and related software;

•	increase our sales and marketing functions, including expansion of our customer support and distribution capabilities;

•	hire additional personnel to support compliance requirements in connection with being a public company; and

•	expand operations and manufacturing.

If our products do not achieve sufficient market acceptance, we will not become profitable. If we fail to become profitable, or if we are unable to fund our continuing losses we may be unable to continue our business operations. There can be no assurance that we will ever achieve or sustain profitability.

We may need to raise additional capital in the future in order to execute our business plan, which may not be available on terms acceptable to us, or at all.

In the future we may require additional capital to respond to technological advancements, competitive dynamics or technologies, customer demands, business opportunities, challenges, acquisitions or unforeseen circumstances and we may determine to engage in equity or debt financings or enter into credit facilities for other reasons. In order to further business relationships with current or potential customers or partners, we may issue equity or equity-linked securities to such current or potential customers or partners. We may not be able to timely secure additional debt or equity financing on favorable terms, or at all. If we raise additional funds through the issuance of equity or convertible debt or other equity-linked securities or if it issues equity or equity-linked securities to current or potential customers to further business relationships, our existing stockholders could experience significant dilution. Any debt financing obtained by us in the future could involve restrictive covenants relating to our capital raising activities and other financial and operational matters, which may make it more difficult for us to obtain additional capital and to pursue business opportunities, including potential acquisitions. If we are unable to obtain adequate financing or financing on terms satisfactory to us, when we require it, our ability to continue to grow or support our business and to respond to business challenges could be significantly limited.

Our ability to use our net operating loss carryforwards and certain other tax attributes may be limited.

As of December 31, 2020, we had $49.5 million of U.S. federal and $70.0 million of state net operating loss carryforwards available to reduce future taxable income. The $49.5 million in U.S. federal operating loss carryforwards will be carried forward indefinitely for U.S. federal tax purposes. Of our U.S. state net operating loss carryforwards, $70.0 million will begin to expire 2035. It is possible that we will not generate taxable income in time to use these net operating loss carryforwards before their expiration (or that we will not generate taxable income at all). Under legislative changes made in December 2017, U.S. federal net operating losses incurred in 2018 and in future years may be carried forward indefinitely, but the deductibility of such net operating losses is limited. It is uncertain if and to what extent various states will conform to these in federal tax laws. In addition, the federal and state net operating loss carryforwards and certain tax credits may be subject to significant limitations under Section 382 and Section 383 of the U.S. Tax Code, respectively, and similar provisions of state law. Under those sections of the U.S. Tax Code, if a corporation undergoes an “ownership change,” the corporation’s ability to use its pre-change net operating loss carryforwards and other pre-change attributes, such as research tax credits, to offset its post-change income or tax may be limited. In general, an “ownership change” will occur if there is a cumulative change in our ownership by “5-percent shareholders” that exceeds 50 percentage points over a rolling three-year period. Similar rules may apply under state tax laws. Ouster has not yet undertaken an analysis of whether the Business Combination constitutes an “ownership change” for purposes of Section 382 and Section 383 of the U.S. Tax Code.

Financial Information

The audited financial statements of Old Ouster as of and for the years ended December 31, 2020 and 2019 are set forth in Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited pro forma condensed combined financial information of CLA and Old Ouster as of and for the year ended December 31, 2020 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Ouster’s Management’s Discussion and Analysis of Financial Condition and Results of Operations is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosure contained in Exhibit 99.3 hereto, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of Ouster common stock following the consummation of the Business Combination and the PIPE Investment by:

•	each person who is known to be the beneficial owner of more than 5% of shares of Ouster common stock;

•	each of Ouster’s current named executive officers and directors; and

•	all current executive officers and directors of Ouster as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise indicated, Ouster believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares	% of Ownership
5% Holders
Banyan Venture Holdings LLC(2)	26,080,198	16.2%
Cox Investment Holdings, Inc.(3)	11,936,980	7.5%
Tao Invest II LLC(4)	11,253,152	7.0%
Sharing LLC Ouster 2 PS and affiliated entities(5)	10,886,622	6.7%
Entities affiliated with Carthona Capital(6)	10,634,855	6.6%
OIG Ouster IV, LLC(7)	8,058,362	5.0%
Directors and Executive Officers
Angus Pacala(8)	9,381,377	5.6%
Mark Frichtl(9)	6,969,453	4.2%
Anna Brunelle	1,372,972	*
Darien Spencer	1,103,361	*
Myra Pasek	616,556	*
Carl Bass	—	—
Jorge del Calvo	—	—
Emmanuel Hernandez	—	—
Susan Heystee	174,016	*
Sundari Mitra	—	—
Remy Trafelet(10)	1,949,243	1.2%
All directors and executive officers as a group (11 individuals)	21,566,978	12.7%

*	Less than one percent

(1)	Unless otherwise noted, the business address of each of those listed in the table above is 350 Treat Avenue, San Francisco, CA 94110.
(2)

Krishna Kantheti is the manager of Banyan Venture Holdings LLC. As a result, Mr. Kantheti may be deemed to beneficially own the shares held by Banyan Venture Holdings LLC. The address for Banyan Venture Holdings LLC is 500 108th Ave NE, Suite 1100, Bellevue, WA 98004.

(3)

Consists of 11,936,980 shares of Ouster common stock held of record by Cox Investment Holdings, Inc. (“Cox”). The board of directors of Cox exercises voting and dispositive power with respect to these securities. The trustees of the Cox Family Voting Trust u/a/d/ 7/26/13 (the “Cox Trust”), consisting of James C. Kennedy, Alexander C. Taylor and John M. Dyer, are responsible for appointing all of the members of the board of directors of Cox. As a result, the trustees of the Cox Trust may be deemed to beneficially own the shares held by Cox. Each of the foregoing individuals disclaims any beneficial ownership of the securities held by Cox.

(4)

The managing member of Tao Invest II LLC (“Tao Invest”) is Tao Capital Management LP (“LP”) whose general partner is Tao Capital Management Inc. (“GP”). Joseph I. Perkovich, James Schwaba, and Lori Mills, as officers of GP, have voting and dispositive power over the shares of Ouster common stock that held by Tao Invest. Tao Invest, LP, GP, and the foregoing individuals disclaim any beneficial ownership of such shares of Ouster common stock except to the extent of their direct or indirect pecuniary interest therein. The business address of Tao Invest, LP and GP is One Letterman Drive, Suite C4-420, San Francisco, California 94129.

(5)

Consists of (i) 6,726,512 shares of Ouster common stock held of record by Sharing LLC Ouster 2 PS, (ii) 3,703,221 shares of Ouster common stock held of record by Sharing LLC Ouster 3 PS dated June 15, 2016 and (iii) 456,889 shares of Ouster common stock held of record by Sharing LLC Ouster PS. By virtue of his authority to vote or sell such shares, Jacob Goldfield may be deemed to beneficially own the shares held by such entities. The address for each of the foregoing entities is 33 Union Square West New York, NY 10003.

(6)

Consists of (i) 4,754,142 shares of Ouster common stock held by Carthona Capital Venture Fund (HP) No. 1 (“Carthona Fund 1”), (ii) 2,348,957 shares of Ouster common stock held by Carthona Capital Venture Fund (HP) No. 2 (“Carthona Fund 2”), (iii) 890,529 shares of Ouster common stock held by Carthona Ouster Trust (“Carthona Fund 3”) and (iv) 2,641,227 shares of Ouster common stock held by Carthona Ouster No.2 Trust (“Carthona Fund 4” and collectively with Carthona Fund 1, Carthona Fund 2 and Carthona Fund 3, the “Carthona Funds”). Carthona Fund 1 and Carthona Fund 2 are managed by Carthona Capital FS Pty Ltd (“Carthona Manager 1”). Carthona Fund 3 and Carthona Fund 4 are managed by Carthona Capital Pty Ltd a/t/f the Carthona Capital Ventures Trust (“Carthona Manager 2”). Dean Dorrell and James Synge are the directors of Carthona Manager 1 and Carthona Manager 2. Messrs. Dorrell and Synge, as the directors of Carthona Manager 1 and Carthona Manager 2, share voting and investment power of the securities held by the Carthona Funds.

(7)	Kyle Veenstra is the sole manager of OIG Ouster IV, LLC. As a result, Mr. Veenstra may be deemed to beneficially own the shares held by OIG Ouster IV, LLC.
(8)	Consists of 4,385,807 shares of Ouster common stock and 4,995,570 shares of Ouster common stock issuable upon exercise of options exercisable as of or within 60 days of March 11, 2021.
(9)	Consists of 3,343,636 shares of Ouster common stock and 3,625,817 shares of Ouster common stock issuable upon exercise of options exercisable as of or within 60 days of March 11, 2021.
(10)	Includes 1,557,576 shares of Ouster common stock held directly and 391,667 shares of Ouster common stock held by the Remy W. Trafelet Revocable Trust.

Directors and Executive Officers

Ouster’s directors and executive officers after the consummation of the Business Combination, other than Sundari Mitra, a member of Ouster’s board of directors, are described in the Proxy Statement/Prospectus in the section titled “Management of Ouster Pubco Following the Business Combination” beginning on page 242 and that information is incorporated herein by reference. The biographical information about Sundari Mitra is set forth under Item 5.02 of this Report and that information is incorporated herein by reference. Additionally, interlocks and insider participation information regarding Ouster’s executive officers is described in the Proxy Statement/Prospectus in the section titled “Management of Ouster Pubco Following the Business Combination—Compensation Committee Interlocks and Insider Participation” beginning on page 247 and that information is incorporated herein by reference.

Executive Compensation

The executive compensation of Old Ouster’s executive officers is described in the Proxy Statement/Prospectus in the section titled “Executive Compensation” beginning on page 248 and that information is incorporated herein by reference.

Director Compensation

The compensation of Old Ouster’s directors is described in the Proxy Statement/Prospectus in the section titled “Executive Compensation—Director Compensation” beginning on page 252 and that information is incorporated herein by reference.

Certain Relationships and Related Transactions

Certain relationships and related party transactions of Ouster are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions” beginning on page 260 and are incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “Information About Ouster—Legal Proceedings” beginning on page 197, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Shares of Ouster’s common stock and Ouster’s warrants are expected to begin trading on the NYSE under the symbols “OUST” and “OUST WS,” respectively, on March 12, 2021, in lieu of the ordinary shares, warrants and units of CLA. Ouster has not paid any cash dividends on its shares of common stock to date. It is the present intention of Ouster’s board of directors to retain all earnings, if any, for use in Ouster’s business operations and, accordingly, Ouster’s board does not anticipate declaring any dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon Ouster’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any cash dividends is within the discretion of Ouster’s board of directors. Further, the ability of Ouster to declare dividends may be limited by the terms of financing or other agreements entered into by it or its subsidiaries from time to time.

Information respecting CLA’s Class A ordinary shares, warrants and units and related stockholder matters are described in the Proxy Statement/Prospectus in the section titled “Market Price and Dividend Information” on page 52 and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Report concerning the issuance and sale by Ouster of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities

The description of Ouster’s securities is contained in the Proxy Statement/Prospectus in the section titled “Description of Ouster Pubco Securities” beginning on page 267 and is incorporated herein by reference.

Indemnification of Directors and Officers

Ouster has entered into indemnification agreements with each of its directors and executive officers. Under the terms of such indemnification agreements, we are required to indemnify each of our directors and executive officers, to the fullest extent permitted by the laws of the state of Delaware, if the basis of the indemnitee’s involvement was by reason of the fact that the indemnitee is or was our director or officer or was serving at our request in an official capacity for another entity. Ouster must indemnify its directors and executive officers against all direct and indirect costs, fees and expenses of any type or nature whatsoever, including all other disbursements, obligations or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be witness in, settlement or appeal of, or otherwise participating in any threatened, pending or completed action, suit, claim, counterclaim, cross claim, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding. The indemnification agreements also require Ouster to advance, to the extent not prohibited by law, all direct and indirect costs, fees and expenses that such director or executive officer incurred, provided that such person will return any such advance if it is ultimately determined that such person is not entitled to indemnification by Ouster. The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Further information about the indemnification of Ouster’s directors and officers is set forth in the Proxy Statement/Prospectus in the section titled “Description of Ouster Pubco Securities—Limitations on Liability and Indemnification of Officers and Directors” beginning on page 269 and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note—PIPE Investment” above is incorporated into this Item 3.02 by reference.

Ouster issued the foregoing shares of common stock in transactions not involving an underwriter and not requiring registration under Section 5 of the Securities Act of 1933, as amended, in reliance on the exemption afforded by Section 4(a)(2) thereof.

Item 3.03. Material Modification to Rights of Security Holders.

Prior to the consummation of the Business Combination, Ouster filed a Certificate of Incorporation with the Secretary of State of the State of Delaware. The material terms of the Certificate of Incorporation and the general effect upon the rights of holders of CLA’s capital stock are discussed in the Proxy Statement/Prospectus in the sections titled “Domestication Proposal” beginning on page 139 and “Organizational Documents Proposals” beginning on page 142, which are incorporated by reference herein.

The disclosures set forth under the Introductory Note and in Item 2.01 of this Report are also incorporated herein by reference. A copy of the Certificate of Incorporation is included as Exhibit 3.1 to this Report and incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

The disclosure set forth under the Introductory Note and in Item 2.01 of this Report is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officers and Directors

Upon the consummation of the transactions contemplated by the Merger Agreement and documents related thereto, and in accordance with the terms of the Merger Agreement, each executive officer of CLA ceased serving in such capacities, and Joseph Sambuco, Remy Trafelet, James Flores, Emil Henry, Jr. and Manny De Zarraga ceased serving on CLA’s board of directors.

Angus Pacala, Carl Bass, Jorge del Calvo, Emmanuel Hernandez, Susan Heystee, Sundari Mitra and Remy Trafelet were appointed as directors of Ouster by the holders of Class B ordinary shares of Old Ouster, to serve until the end of their respective terms and until their successors are elected and qualified. Jorge del Calvo, Emmanuel Hernandez and Remy Trafelet were appointed to serve on Ouster’s audit committee with Emmanuel Hernandez serving as the chair and qualifying as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K.

Angus Pacala was appointed as Ouster’s Chief Executive Officer, Anna Brunelle was appointed as Ouster’s Chief Financial Officer, Darien Spencer was appointed as Ouster’s Executive Vice President of Global Operations, and Myra Pasek was appointed as Ouster’s General Counsel and Vice President of People.

Reference is also made to the disclosure described in the Proxy Statement/Prospectus in the section titled “Management of Ouster Pubco Following the Business Combination” beginning on page 242 for biographical information about each of the directors and officers, other than Sundari Mitra, following the Business Combination, which is incorporated herein by reference. The biographical information about Sundari Mitra is set forth below:

Sundari Mitra has served as Corporate Vice President of Intel Corporation since September 2018. Previously, Ms. Mitra was the Chief Executive Officer and a director at NetSpeed Systems from December 2011 to September 2018. Prior to that, Ms. Mitra was Executive Vice President of Engineering at Mosys, Inc. from June 2009 to August 2011. Before Mosys, Ms. Mitra founded and served as Chief Executive Officer of Prism Circuits from its inception in February 2006 until Mosys, Inc.’s acquisition of Prism Circuits in June 2009. Prior to founding Prism Circuits, Ms. Mitra served as a Director of Engineering at Sun Microsystems, Inc. from June 2002 to August 2004. Ms. Mitra holds a Master of Science degree in Electrical Engineering from the University of Illinois and a Bachelor of Science degree in Electrical Engineering from Baroda University in India. Old Ouster believes that Ms. Mitra is qualified to serve as a member of Old Ouster’s board of directors due to her experience in the technology background and technical background in engineering.

Compensatory Arrangements for Directors

In connection with the Closing, Ouster’s board of directors approved the Non-Employee Director Compensation Program (the “Non-Employee Director Compensation Program”) that provides for cash retainers and equity grants to be made to Ouster’s non-employee directors. Pursuant to the terms of the Non-Employee Director Compensation Program, non-employee directors are eligible to receive fixed annual cash retainers as well as awards of restricted stock units for their service on Ouster’s board of directors. Additional fixed annual cash retainers are paid to non-employee directors for committee membership and chairperson service. Non-employee directors may elect to receive these retainers in the form of fully-vested restricted stock units. Retainers are paid, or, if elected, restricted stock units granted, quarterly in arrears. A copy of the Non-Employee Director Compensation Program is included as Exhibit 10.8 to this Report and is incorporated herein by reference.

2021 Plan

In connection with the Closing, Ouster adopted the 2021 Incentive Award Plan (the “2021 Plan”) under which Ouster may grant equity incentive and cash-based awards to eligible service providers in order to motivate high levels of performance and align the interests of such service providers with those of shareholders by giving them perspective of an owner with an equity or equity-linked stake in Ouster and provide a means of recognizing their contributions to Ouster’s success. The 2021 Plan will remain in effect until the tenth anniversary of its adoption date, unless earlier terminated by the Ouster board of directors.

The 2021 Plan provides for the grant of stock options, including incentive stock options (“ISOs”) and nonqualified stock options, stock appreciation rights, restricted stock, dividend equivalents, restricted stock units and other stock or cash based awards. All awards under the 2021 Plan will be evidenced by award agreements, which will detail the terms and conditions of awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards other than cash awards generally will be settled in shares of our common stock, but the applicable award agreement may provide for cash settlement of any award.

Employees, consultants and directors of Ouster, and employees and consultants of its subsidiaries, are eligible to receive awards under the 2021 Plan. The board of directors has delegated the administration of the 2021 Plan to its compensation committee, provided that the full board of directors will continue to administer the 2021 Plan in respect of grants made to non-employee members of the board of directors, and the board of directors or its compensation committee may delegate its duties and responsibilities to one or more committees of Ouster’ directors and/or officers (referred to collectively as the “administrator”), subject to the limitations imposed under the 2021 Plan, Section 16 of the Securities Exchange Act of 1934, as amended, stock exchange rules and other applicable laws. The administrator has the authority to take all actions and make all determinations under the 2021 Plan, to interpret the 2021 Plan and award agreements and to adopt, amend and repeal rules for the administration of the 2021 Plan as it deems advisable. The administrator also has the authority to determine which eligible service providers receive awards, grant awards and set the terms and conditions of all awards under the 2021 Plan, including any vesting and vesting acceleration provisions, subject to the conditions and limitations in the 2021 Plan. The administrator also has broad discretion to make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our common stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions. In the event that a participant experiences a “termination of service” (as defined in the 2021 Plan) that is effected by Ouster other than for “cause” (as defined in the 2021 Plan) or by the participant for “good reason” (as defined in the 2021 Plan), in either case, on or following a change in control, then, as of immediately prior to such termination of service, each of the participant’s outstanding awards will vest, any restrictions thereon lapse and any risk of forfeiture thereon lapse, in each case, as to all of the shares of common stock subject to the award.

The aggregate number of shares of Ouster common stock available for issuance under the 2021 Plan is equal to the sum of (i) 18,558,576 shares of Ouster common stock and (ii) an annual increase on the first day of each calendar year beginning January 1, 2022 and ending on and including January 1, 2031 equal to the lesser of (A) 5% of the shares of common stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of Ouster common stock as is determined by our board. The maximum number of shares of Ouster common stock that may be issued pursuant to the exercise of ISOs granted under the 2021 Plan is 18,558,576 shares.

The foregoing description of the 2021 Plan contained in this Item 5.02 does not purport to be complete and is subject to and qualified in its entirety by reference to such 2021 Plan, a copy of which is included herewith as Exhibit 10.3.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, CLA ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the sections titled “BCA Proposal” beginning on page 108 and “Domestication Proposal” beginning on page 139, which are incorporated herein by reference. Further, the information set forth in the Introductory Note and under Item 2.01 of this Report is incorporated herein by reference.

Item 8.01. Other Events.

As a result of the Business Combination, Ouster became the successor issuer to CLA. Pursuant to Rule 12g-3(a) under the Exchange Act, Ouster’s common stock and warrants are deemed registered under Section 12(b) of the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Old Ouster as of and for the years ended December 31, 2020 and 2019 are set forth in Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of CLA and Old Ouster as of and for the year ended December 31, 2020 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1+	Agreement and Plan of Merger, dated as of December 21, 2020, by and among the Registrant, Beam Merger Sub, Inc. and Ouster, Inc. (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-4 (File No. 333-251611) filed on February 10, 2021).

3.1	Certificate of Incorporation of Ouster, Inc. (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-4 (File No. 333-251611) filed on March 10, 2021).

3.2	Bylaws of Ouster, Inc. (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-4 (File No. 333-251611) filed on March 10, 2021).

4.1	Warrant Agreement, dated August 20, 2020, between Colonnade Acquisition Corp. and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on August 25, 2020).

4.3	Specimen Warrant Certificate of the Registrant (incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-1 (File No. 333-240378), filed on August 4, 2020).

10.1	Form of Indemnification Agreement.

10.2	Amended and Restated Registration Rights Agreement, by and among Ouster, Inc. and the holders party thereto.

10.3	2021 Incentive Award Plan.

10.3(a)+	Form of Stock Option Agreement under the Ouster, Inc. 2021 Incentive Award Plan (incorporated by reference to Exhibit 10.5(a) to the Registration Statement on Form S-4 (File No. 333-251611) filed on December 22, 2020).

10.3(b)+	Form of Restricted Stock Unit Agreement under the Ouster, Inc. 2021 Incentive Award Plan.

10.4#	Manufacturing Services Agreement, dated as of March 5, 2018, by and between Ouster, Inc. and Benchmark Electronics, Inc. (incorporated by reference to Exhibit 10.6 to the Registration Statement on Form S-4 (File No. 333-251611) filed on December 22, 2020).

10.5#	Loan and Security Agreement, dated as of November 27, 2018, by and among Ouster, Inc., Runway Growth Credit Fund Inc., and the other parties thereto (incorporated by reference to Exhibit 10.7 to the Registration Statement on Form S-4 (File No. 333-251611) filed on December 22, 2020).

10.5(a)#	First Amendment to Loan and Security Agreement, dated as of March 28, 2019, by and among Ouster, Inc., Runway Growth Credit Fund Inc., and the other parties thereto (incorporated by reference to Exhibit 10.7(a) to the Registration Statement on Form S-4 (File No. 333-251611) filed on December 22, 2020).

10.5(b)	Second Amendment to Loan and Security Agreement, dated as of August 5, 2019, by and among Ouster, Inc., Runway Growth Credit Fund Inc., and the other parties thereto (incorporated by reference to Exhibit 10.7(b) to the Registration Statement on Form S-4 (File No. 333-251611) filed on December 22, 2020).

10.5(c)	Third Amendment to Loan and Security Agreement, dated as of April 3, 2020, by and among Ouster, Inc., Runway Growth Credit Fund Inc., and the other parties thereto (incorporated by reference to Exhibit 10.7(c) to the Registration Statement on Form S-4 (File No. 333-251611) filed on December 22, 2020).

10.5(d)	Fourth Amendment to Loan and Security Agreement, dated as of November 23, 2020, by and among Ouster, Inc., Runway Growth Credit Fund Inc., and the other parties thereto (incorporated by reference to Exhibit 10.7(d) to the Registration Statement on Form S-4 (File No. 333-251611) filed on December 22, 2020).

10.6	Lease, dated September 5, 2017, by and between Ouster, Inc. and Mission Creative Ownership, LLC (incorporated by reference to Exhibit 10.13 to the Registration Statement on Form S-4 (File No. 333-251611) filed on January 27, 2021).

10.6(a)	First Amendment to Lease, dated January 21, 2018, by and between Ouster, Inc. and Mission Creative Ownership, LLC (incorporated by reference to Exhibit 10.13(a) to the Registration Statement on Form S-4 (File No. 333-251611) filed on January 27, 2021).

10.6(b)	Second Amendment to Lease, dated March 27, 2018, by and between Ouster, Inc. and Mission Creative Ownership, LLC (incorporated by reference to Exhibit 10.13(b) to the Registration Statement on Form S-4 (File No. 333-251611) filed on January 27, 2021).

10.6(c)	Third Amendment to Lease, dated August 14, 2018, by and between Ouster, Inc. and Mission Creative Ownership, LLC (incorporated by reference to Exhibit 10.13(c) to the Registration Statement on Form S-4 (File No. 333-251611) filed on January 27, 2021).

10.6(d)	Fourth Amendment to Lease, dated April 4, 2019, by and between Ouster, Inc. and Mission Creative Ownership, LLC (incorporated by reference to Exhibit 10.13(d) to the Registration Statement on Form S-4 (File No. 333-251611) filed on January 27, 2021).

10.6(e)	Fifth Amendment to Lease, dated July 21, 2019, by and between Ouster, Inc. and Mission Creative Ownership, LLC (incorporated by reference to Exhibit 10.13(e) to the Registration Statement on Form S-4 (File No. 333-251611) filed on January 27, 2021).

10.6(f)	Sixth Amendment to Lease, dated December 20, 2019, by and between Ouster, Inc. and Mission Creative Ownership, LLC (incorporated by reference to Exhibit 10.13(f) to the Registration Statement on Form S-4 (File No. 333-251611) filed on January 27, 2021).

10.6(g)	Seventh Amendment to Lease, dated May 18, 2020, by and between Ouster, Inc. and Mission Creative Ownership, LLC (incorporated by reference to Exhibit 10.13(g) to the Registration Statement on Form S-4 (File No. 333-251611) filed on January 27, 2021).

10.7	NNN Lease, dated September 1, 2017, by and between Ouster, Inc. and SIC-350 Treat, LLC (incorporated by reference to Exhibit 10.14 to the Registration Statement on Form S-4 (File No. 333-251611) filed on January 27, 2021).

10.7(a)	First Amendment to NNN Lease, dated January 1, 2018, by and between Ouster, Inc. and SIC-350 Treat, LLC (incorporated by reference to Exhibit 10.14(a) to the Registration Statement on Form S-4 (File No. 333-251611) filed on January 27, 2021).

10.7(b)	Second Amendment NNN Lease, dated March 27, 2018, by and between Ouster, Inc. and SIC-350 Treat, LLC (incorporated by reference to Exhibit 10.14(b) to the Registration Statement on Form S-4 (File No. 333-251611) filed on January 27, 2021).

10.8	Ouster, Inc. Non-Employee Director Compensation Policy.

14.1	Code of Business Conduct and Ethics of Ouster, Inc.

16.1	Letter from Marcum LLP to the Securities and Exchange Commission.

21.1	List of Subsidiaries.

99.1	Audited financial statements of Ouster, Inc. (Old Ouster) as of and for the years ended December 31, 2020 and 2019.

99.2	Unaudited pro forma condensed combined financial information of Colonnade Acquisition Corp. and Old Ouster as of and for the year ended December 31, 2020.

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

†

The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

+	Indicates a management contract or compensatory plan.
#	Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Regulation S-K, Item 601(b)(10).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ouster, Inc.
Date: March 12, 2021	By:	/s/ Anna Brunelle
	Name:	Anna Brunelle
	Title:	Chief Financial Officer